Borrowings - Schedule of Annual Principal Maturities on Bank Borrowings (Details) - USD ($)		Jun. 30, 2026	Dec. 31, 2025
Schedule of Annual Principal Maturities on Bank Borrowings [Abstract]
June 30, 2027		$ 139,801
June 30, 2028		145,567
June 30, 2029		151,571
June 30, 2030		157,822
June 30, 2031		164,332
Thereafter		1,900,922
Total bank borrowings, net of interest	[1]	$ 2,660,015	$ 2,727,955

[1]	The secured bank loan was obtained from Nanyang Commercial Bank, Limited and bears interest at Hong Kong dollar prime rate minus 1.2% per annum. The bank borrowing is collateralized by the Company’s property with an aggregate net carrying amount of $4,221,256 and 4,124,771 as of December 31, 2025 and June 30, 2026. The secured bank loan contains a repayment-on-demand clause and is therefore classified as current liability. Interest expense of nil and $59,542 on this secured bank loan was recognized for the six months ended June 30, 2025 and 2026.